Exhibit 10.1

UBS Bank USA
Variable Credit Line Account Number: (if applicable)
5V
Fixed Credit Line Account Number: (if aaplicable)
Credit Line Account Application and	5F
Agreement for Individuals	SS# / TIN
HA	Internal Use Only

For Internal Use Only

Variable Credit Line Account at UBS Bank USA

5V

Fixed Credit Line Account at UBS Bank USA

5F

Collateral Account(s) at UBS Financial Services Inc.
Insert the information below for each UBS Financial Services Inc. account to be pledged to secure the Borrower’s credit line.
Full Collateral (Securities) Account Title	Branch	Account Number	FA#
1)
2)
3)
4)
5)
6)

Credit Line Account
Select the type of credit line account:	Select the type of Credit Line Account:*
☐ Variable Credit Line Account	☐ Sole Borrower
☐ Fixed Credit Line Account	☐ Joint Borrowers
☐ Both

If you do not indicate your preference you will be deemed to	Please read carefully the Joint Credit Line Account Agreement
have selected the “Both” option.	section of the attached Credit Line Agreement.

* Any person, whether married, unmarried or separated, may apply for separate credit.

Borrower Information
Complete this section for: a Sole Borrower Account or the Primary Borrower for Joint Borrowers.

Basic Information
First Name:	Middle Name:	Location of Address:	☐ Home-Legal Residence	☐ Business-
Primary
Last Name:			☐ Other
(specify):
Country of Citizenship:	SS#:	Street Address: (If a P.O. Box, complete the Additional Address
☐ USA ☐ Other (specify)		Information on page 4.)

Passport/CEDULA and Green Card#: (If non-U.S. and no SS#		City:	State:	Zip:
specified)
/
Passport/CEDULA Country of Issuance:		Residence Telephone Number:

Borrower Financial Information. If you share assets with another person, please provide financial information (e.g. annual income, liquid assets, net worth) per individual.
Annual Income:	Liquid Assets:	Is the Borrower a control person of UBS AG or its subsidiaries or affiliates?:*
Net Worth (exclusive of residence):		☐ Yes ☐ No If yes, please specify company and %:
%

Do you derive a substantial amount of your income/wealth
(over 50%) from a country outside of the United States?
☐ No ☐ Yes If yes, specify:

Country(ies)

HA Rev 07/08 HA LOAD SPEDOC UX EHA V101	© 2008 UBS Bank USA. All rights reserved.
Sign and date the application on page 6

UBS Bank USA
Variable Credit Line Account Number: (if applicable)
5V
Fixed Credit Line Account Number: (if aaplicable)
5F
SS# / TIN
Internal Use Only

Borrower Personal Information
Date of Birth:		Is the Borrower an immediate family member of an executive officer or member of the board of directors of UBS AG? Immediate family member means a spouse or any other relative residing in the Borrower’s
Does the Borrower own 10% or more of the shares of any publicly traded company?		household to whom the Borrower lends financial support. ☐ Yes ☐ No If yes, please specify:

☐ Yes ☐ No If yes, please specify company:		Subsidiary or Affiliate	Employee Name and SS#

Is the Borrower an officer or member of the board of directors of		Will any of the loan proceeds be used to repay any debt or obligation owed
UBS AG, its subsidiaries or affiliates?		to, or purchase an asset from, UBS AG or its subsidiaries or affiliates?
☐ Yes ☐ No If yes, please specify:		☐ Yes ☐ No If yes, please specify:

Subsidiary or Affiliate	Employee Name and SS#	Subsidiary or Affiliate

* For purposes of these questions, “control” means a person or entity that either (a) owns, controls or has the power to vote 25% or more of any class of voting securities, (b) has the ability to control the election of the majority of the directors of a company, or (c) has the power to exercise a controlling influence over management policies.  A person or entity is presumed to have control of a company if the person or entity owns, controls or has the power to vote 10% or more of any class of voting securities of the company and (i) the person is an executive officer or director of the company or (ii) no other person has a greater percentage of that class of voting securities.

Joint Borrowers

Complete this section for the Additional Borrower in the case where there are Joint Borrowers.

Basic Joint Borrower Information
Joint Borrower First Name:	Middle Name:	Location of Address ☐ Home-Legal Residence ☐ Business
Primary
Last Name:		☐ Other (specify)
Street Address (If a P.O. Box, complete the Additional Address Information
Country of Citizenship:	SS#:	on page 4.):
☐ USA ☐ Other (specify)
		City:	State:	Zip:

Passport/CEDULA and Green Card#: (If non-U.S. and no SS# specified)
/		Residence Telephone Number:

Passport/CEDULA Country of Issuance:

Joint Borrower Financial Information. If you share assets with another person, please provide financial information (e.g. annual income, liquid assets, net worth) per individual.
Annual Income:	Liquid Assets:	Is the Borrower a control person of UBS AG or its subsidiaries or affiliates?:*
☐ Yes ☐ No If yes, please specify company and %:
Net Worth (exclusive of residence):		%

Do you derive a substantial amount of your income/wealth (over 50%) from a country outside of the United States?
☐ No ☐ Yes If yes, specify:

Country(ies)
Joint Borrower Personal Information
Date of Birth:		Is the Borrower an immediate family member of an executive officer or member of the board of directors of UBS AG? Immediate family member means a spouse or any other relative residing in the Borrower’s
Does the Borrower own 10% or more of the shares of any publicly		household to whom the Borrower lends financial support.
traded company?:		☐ Yes ☐ No If yes, please specify:
☐ Yes ☐ No If yes, please specify company:
		Subsidiary or Affiliate	Employee Name and SS#

Is the Borrower an officer or member of the board of directors of UBS AG, it’s subsidiaries or affiliates?		Will any of the loan proceeds be used to repay any debt or obligation owed to, or purchase an asset from, UBS AG or its subsidiaries or affiliates?
☐ Yes ☐ No If yes, please specify:		☐ Yes ☐ No If yes, please specify:

Subsidiary or Affiliate	Employee Name and SS#	Subsidiary or Affiliate

* For purposes of these questions, “control” means a person or entity that either (a) owns, controls or has the power to vote 25% or more of any class of voting securities, (b) has the ability to control the election of the majority of the directors of a company, or (c) has the power to exercise a controlling influence over management policies.  A person or entity is presumed to have control of a company if the person or entity owns, controls or has the power to vote 10% or more of any class of voting securities of the company and (i) the person is an executive officer or director of the company or (ii) no other person has a greater percentage of that class of voting securities.

HA Rev 07/08 HA LOAD SPEDOC UX E HA V101		©2008 UBS Bank USA. All rights reserved.
Sign and date the application on page 6

UBS Bank USA
Variable Credit Line Account Number: (if applicable)
5V
Fixed Credit Line Account Number: (if aaplicable)
5F
SS# / TIN
Internal Use Only

Joint Borrowers

Complete this section for the Additional Borrower in the case where there are Joint Borrowers.

Basic Joint Borrower Information

Joint Borrower First Name:	Middle Name:	Location of Address	☐ Home-Legal Residence	☐ Business-Primary

Last Name:			☐ Other (specify)
Street Address (If a P.O. Box, complete the Additional Address Information on page 4.):

Country of Citizenship:	SS#:
☐ USA ☐ Other (specify)		City:	State:	Zip:

Passport/CEDULA and Green Card#: (If non-U.S. and no SS# specified)
/		Residence Telephone Number:
Passport/CEDULA Country of Issuance:

Joint Borrower Financial Information. If you share assets with another person, please provide financial information (e.g. annual income, liquid assets, net worth) per individual.

Annual Income:	Liquid Assets:	Is the Borrower a control person of UBS AG or its subsidiaries or affiliates?:*
☐ Yes ☐ No If yes, please specify company and %:
Net Worth (exclusive of residence):	%

Do you derive a substantial amount of your income/wealth (over 50%) from a country outside of the United States?
☐ No ☐ Yes If yes, specify:

Country(ies)
Joint Borrower Personal Information
Date of Birth:

Is the Borrower an immediate family member of an executive officer or member of the board of directors of UBS AG? Immediate family member means a spouse or any other relative residing in the Borrower's household to whom the Borrower lends financial support.

Does the Borrower own 10% or more of the shares of any publicly traded company?:
☐ Yes ☐ No If yes, please specify company:	☐ Yes ☐ No If yes, please specify:

Subsidiary or Affiliate	Employee Name and SS#
Is the Borrower an officer or member of the board of directors of UBS AG, it’s subsidiaries or affiliates?	Will any of the loan proceeds be used to repay any debt or obligation owed to, or purchase an asset from, UBS AG or its subsidiaries or affiliates?
☐ Yes ☐ No If yes, please specify:	☐ Yes ☐ No If yes, please specify:

Subsidiary or Affiliate	Employee Name and SS#	Subsidiary or Affiliate

*For purposes of these questions, “control” means a person or entity that either (a) owns, controls or has the power to vote 25% or more of any class of voting securities, (b) has the ability to control the election of the majority of the directors of a company, or (c) has the power to exercise a controlling influence over management policies. A person or entity is presumed to have control of a company if the person or entity owns, controls or has the power to vote 10% or more of any class of voting securities of the company and (i) the person is an executive officer or director of the company or (ii) no other person has a greater percentage of that class of voting securities.

Credit Line Account Features
Check Writing	Alternate Mailing Address for Checks
If you would like to receive Credit Line checks for your credit line account, please enroll below:	Print the mailing address for the delivery of checks if different from the address on the checks:

☐ Check here if you would like Credit Line checks.
Checks will be in the name of the borrower and joint borrower (if any).
Please print the address that you would like to appear on your checks.
Wire Instructions for Loan Payment: (In US Dollars)
Bank Name: UBS AG
Wire System Address: ABA 026007993

For Further Credit to the Account of: UBS Bank USA
Account Number: 101-WA-792479-000

For the Benefit of: Full Name
Account Number: 5[F or V] 00000

HA Rev 07/08 HA LOAD SPEDOC UX E HA V101	©2008 UBS Bank USA. All rights reserved.
Sign and date the application on page 6

UBS Bank USA
Variable Credit Line Account Number: (if applicable)
5V
Fixed Credit Line Account Number: (if aaplicable)
5F
SS# / TIN
Internal Use Only

Senior Political Affiliation

Are you, any authorized signatories, beneficial owners, trustees, powers of attorney or other individuals with authority to effect transactions, or any of their immediate family members or close associates a:

I)	Current U.S. political official (as defined in section B below)? ☐ No ☐ Yes; complete:

A) Political Official’s Name:

B) Current Position:	☐ President	☐ Vice President	☐ US Cabinet Member

	☐ Speaker of the House of Representatives		☐ Supreme Court Justice

	☐ Chairman of the Joint Chiefs of Staff		☐ Ambassador

C) Relationship to Client(s):	☐ Self	☐ Immediate family member	☐ Close associate

☐ Associates with business or trust

II) Current or former Senior non-U.S. political official, non-U.S. Religious Group/Organization, or Senior/Influential ☐ No ☐ Yes; complete: representative of a non-U.S. Religious Group/Organization?

Political Official’s Name:

Current or Former Position:

Relationship to Client(s):	☐ Self	☐ Immediate family member	☐ Close associate

☐ Associates with business or trust

Duplicate Party Addendum

Complete this section for each Duplicate Party to receive a duplicate credit line account statement.

Internal Location Code (UBS Financial Services Inc. Use Only)
Name:		Country of Citizenship:
		☐	USA	☐	Other (specify):
Street Address:		City:				State:	Zip:

Internal Location Code (UBS Financial Services Inc. Use Only)
Name:		Country of Citizenship:
		☐	USA	☐	Other (specify):
Street Address:		City:				State:	Zip:

Additional Address Information If your mailing address is a P.O. Box please provide a residential street address below:

First Name:	Last Name:	Street Address:

Location of Address:
☐ Home - Legal Residence	☐ Business - Primary
☐ Home - Secondary	☐ Business - Secondary	City:				State:	ZIP:
☐ Other (specify)

HA Rev 07/08 HA LOAD SPEDOC UX E HA V101	©2008 UBS Bank USA. All rights reserved.
Sign and date the application on page 6

UBS Bank USA
Variable Credit Line Account Number: (if applicable)
5V
Fixed Credit Line Account Number: (if aaplicable)
5F
SS# / TIN
Internal Use Only

First Name:	Last Name:	Street Address:

Location of Address:
☐ Home - Legal Residence	☐ Business - Primary
☐ Home - Secondary	☐ Business - Secondary	City:	State:	ZIP:
☐ Other (specify):

HA Rev 07/08 HA LOAD SPEDOC UX E HA V101	©2008 UBS Bank USA. All rights reserved.
Sign and date the application on page 6